                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number:     811-4809
                                                     --------------------

                          Liberty All-Star Equity Fund
        -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts       02111
                ---------------------------------------------------------
                 (Address of principal executive offices)      (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                    --------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    ---------------------
Date of fiscal year end:    12/31/04
                          ------------------

Date of reporting period:   12/31/04
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

MULTIPLE MANAGERS

[GRAPHIC]

EXCHANGE TRADED

[GRAPHIC]

ALIGNMENT AND OBJECTIVITY

[GRAPHIC]

[GRAPHIC]

QUARTERLY DISTRIBUTIONS

[GRAPHIC]

INSTITUTIONAL QUALITY

[GRAPHIC]

MONITORING AND REBALANCING

LIBERTY ALL-STAR EQUITY FUND 2004 ANNUAL REPORT

[ALL STAR(R) EQUITY FUND LOGO]

[GRAPHIC]

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

Only one fund offers:

-  A diversified, multi-managed portfolio of growth and value stocks

- Exposure to all of the industries that make the U.S. economy the world's most dynamic

-  Access to institutional quality investment managers

-  Objective and ongoing manager evaluation

-  Active portfolio rebalancing

-  A quarterly fixed distribution policy

-  The power of more than $1.3 billion in assets

- Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR EQUITY FUND

CONTENTS

1               President's Letter

4               Editorial Feature: Fund Fundamentals

10              Consistency of Returns (Chart)

11              Investment Managers/Portfolio Characteristics

12              Manager Roundtable

18              Investment Growth (Chart)

19              Table of Distributions and Rights Offerings

20              Top 20 Holdings and Economic Sectors

21              Major Stock Changes in the Fourth Quarter

22              Schedule of Investments

31              Financial Statements

34              Financial Highlights

36              Notes to Financial Statements

39              Report of Independent Registered Public Accounting Firm

40              Automatic Dividend Reinvestment and Cash Purchase Plan

41              Tax Information

42              Trustees and Officers

INSIDE BACK
COVER           Fund Information

                                                              PRESIDENT'S LETTER

FELLOW SHAREHOLDERS:                                               FEBRUARY 2005

Compared to other years in the recent past, two thousand four was a rather tranquil period for domestic equity markets. In fact, it would be entirely correct to call it an "average year," as the S&P 500 Index returned 10.9 percent--precisely its average annualized return dating back 15 years to 1989. Equity investors remember all too well the roaring market of the late 1990s, the bear market of 2000-2002 and the strong rebound of 2003. In that light, a less volatile, relatively uneventful year may have been exactly what investors needed.

     The fact that the stock market drifted for most of the year is not entirely surprising, as there was a distinct lack of catalysts to move it in one direction or the other. Indeed, most of the year was a matter of watching and waiting--chiefly for the presidential election. Once that issue was resolved, stocks advanced sharply, posting a 9.2 percent advance (in the S&P 500 Index) in the closing quarter, which represented the lion's share of the full-year return.

     As the table below demonstrates, Liberty All-Star Equity Fund fully participated in the market's positive performance during 2004, topping its primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, and the S&P 500 Index.

     While we are pleased that the Fund outperformed, it is even more gratifying to note its relative rank among peer funds in the Lipper Large-Cap Core Mutual Fund universe. The Fund ranked in the fourth percentile for the fourth quarter and in the fifth percentile for the full year, meaning that it outperformed 96 and 95 percent of funds with similar investment objectives for the quarter and year, respectively. The table on the next page traces Fund performance over the long term. The good performance in 2004 supports the Fund's multi-management objective: a core equity holding offering greater consistency of returns in support of above-average long-term performance.

FUND STATISTICS AND SHORT-TERM PERFORMANCE
PERIODS ENDING DECEMBER 31, 2004                                4TH QUARTER               2004
LIBERTY ALL-STAR EQUITY FUND

Year End Net Asset Value (NAV)                                                            $9.30
Year End Market Price                                                                     $9.56
Year End Premium                                                                           2.8%
Distributions                                                       $0.22                 $0.89
Market Price Trading Range                                     $8.68 to $9.65        $8.05 to $10.49
Premium/(Discount) Range                                        5.6% to 1.6%         13.6% to (1.3)%
Shares Valued at NAV                                                12.1%                 13.1%
Shares Valued at NAV with Dividends Reinvested                      12.1%                 13.0%
Shares Valued at Market Price with Dividends Reinvested             11.9%                 12.1%
S&P 500 Index                                                        9.2%                 10.9%
Lipper Large-Cap Core Mutual Fund Average                            8.9%                  7.8%
  Category Percentile Ranking (1=best; 100=worst)                    4th                   5th

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume that the Fund's rights offering was fully subscribed under the terms of the offering. Figures shown for the unmanaged S&P 500 Index are total returns, including income. Past performance cannot predict future results.

                                                                           ANNUALIZED RATES OF RETURN
LONG-TERM PERFORMANCE SUMMARY                              -------------------------------------------------------
PERIODS ENDING DECEMBER 31, 2004                           3 YEARS    5 YEARS     10 YEARS    15 YEARS    18 YEARS
LIBERTY ALL-STAR EQUITY FUND

Shares Valued at NAV                                         6.1%        2.2%       11.5%       11.1%       11.3%
Shares Valued at NAV with Dividends Reinvested               6.0%        2.5%       11.7%       11.4%       11.8%
Shares Valued at Market Price with Dividends Reinvested      5.6%        8.1%       13.0%       12.8%       11.7%
S&P 500 Index                                                3.6%       (2.3)%      12.1%       10.9%       12.0%
Lipper Large-Cap Core Mutual Fund Average                    1.3%       (3.4)%      10.0%        9.6%       10.3%
  Category Percentile Ranking (1=best; 100=worst)            3rd         4th        18th        16th        17th

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume that all of the Fund's rights offerings were fully subscribed under the terms of each offering. Figures shown for the unmanaged S&P 500 Index are total returns, including income. Past performance cannot predict future results.

     To reiterate my thoughts from last year's Annual Report insofar as these short- and long-term tables are concerned, I believe they capture the Fund's underlying strengths. Its structure as a closed-end, multi-managed fund provides shareholders with access to institutional quality investment managers and exposure to the two primary equity investment styles, growth and value. Management and ongoing monitoring by the Fund manager, Liberty Asset Management Company (LAMCO), ensure alignment with shareholder interests and that the investment managers are performing up to expectations. A more detailed description of the Fund's unique attributes may be found in this Annual Report's feature section, which immediately follows this letter. I encourage you to review it.

     Returning to 2004, it was a year of few surprises, and for every bit of good news there seemed to be an offsetting negative. As mentioned, the presidential election in effect neutralized the stock market for three quarters, leaving the S&P 500 Index just about flat through nine months (+1.5 percent through September 30). Another newsworthy item was the Federal Reserve reversing its highly accommodative monetary policy by hiking its target Fed funds rate five times beginning in June, raising that key short-term rate from 1.0 percent to 2.25 percent. Those hikes have had relatively little impact on financial markets, as the Fed had been carefully telegraphing its intentions, so as not to catch investors off guard. The dollar has fallen--thus far in an orderly manner, mitigating the potential for a sharp sell-off in dollar denominated assets.

     Higher cost oil extracted its measure of pain--a barrel of crude moving close to $56 in October--but inflation, while at its highest since 2000, remained quiescent (+3.3 percent as measured by the Consumer Price Index). In addition, key economic indicators suggest continued growth in consumer and corporate spending. Iraq remains a painful reminder of the world that we live in, but terrorist actions--except for events such as the tragic bombings in Spain and Russia--were muted.

     On the corporate front, earnings topped out in the first quarter, but to an extent that was to be expected after the unsustainably strong recovery in 2003. By the time fourth quarter figures are tallied, earnings should be up about 20 percent for the year. The energy, utility and telecom sectors were the best performers among the 10 sectors that make up the S&P 500 Index, while the sectors that lagged were health care, information technology and consumer staples.

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[PHOTO OF FRED H. WOFFORD, WILLIAM R. PARMENTIER JR., MARK T. HALEY]

OFFICERS OF LIBERTY ALL-STAR EQUITY FUND, FROM LEFT: FRED H. WOFFORD, VICE PRESIDENT - OPERATIONS; WILLIAM R. PARMENTIER, JR., PRESIDENT AND CHIEF EXECUTIVE OFFICER; AND MARK T. HALEY, CFA, VICE PRESIDENT - INVESTMENTS.

     Of significance to investors in Liberty All-Star Equity Fund, value stocks once again outperformed growth stocks. In fact, value has now topped growth for the fifth straight year. The outperformance of value stocks during the past five years is in reaction to and in sharp contrast to the single-minded focus investors had for growth stocks in the late 1990s. Liberty All-Star Equity Fund was structured from its inception as a core equity holding by combining both value- and growth-oriented managers within one fund. By doing so, it avoids the need to anticipate these shifts in style leadership, the magnitude and timing of which are so unpredictable.

     The growth/value relationship is just one of many topics discussed in this year's Manager Roundtable. It is rare that investors have the opportunity to hear from managers who clearly represent different styles and strategies in one place. Thus, I urge you to read the Roundtable, beginning on page 12, as I believe it sheds further light on market trends and the managers' thinking.

     In summary, we are very pleased that the Fund outperformed once again. In reference to 2004, I said in my letter to shareholders a year ago that "A sound if unspectacular year may be in investors' best long-term interests," and that's exactly what we got. That said, it is unusual for the stock market to put together back-to-back average years. I don't know what will happen in 2005, but it will surely be interesting to follow events.

     Whatever happens, you can be assured that your team here at LAMCO remains vigilant and dedicated to serving shareholders' best long-term interests. We are pleased with our progress over the years, and look forward confidently to the future. As always, we are grateful for your ongoing support of the Fund.


Sincerely,

/s/ William R. Parmentier

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund

FUND FUNDAMENTALS

[GRAPHIC]

Multiple Managers

Large institutional investors--pension funds, endowments and foundations, for example--employ multiple portfolio managers to make investment decisions. These large investors establish investment policy and objectives, and then retain well-qualified investment managers to implement the policy according to their guidelines.

     Liberty All-Star Equity Fund is managed in much the same way. The Fund's advisor, Liberty Asset Management Company (LAMCO), allocates the Fund's assets among three value style managers and two growth style managers. Typically, value style managers focus on companies with attractive prospects that trade at comparatively low multiples of sales, earnings and book value. Growth managers concentrate on companies with high expected sales and earnings growth that are often leaders in expanding sectors of the economy. Why multiple managers with differing styles? Because allocating assets across several carefully selected managers with complementary investment styles diversifies the portfolio, can lower risk over the long term and produce more consistent investment performance through changing market cycles.

AS ADVISOR TO THE ALL-STAR EQUITY FUND, LIBERTY ASSET MANAGEMENT COMPANY (LAMCO) ADDS VALUE FOR INVESTORS BY PRACTICING A WELL-DEFINED AND DISCIPLINED INVESTMENT MANAGEMENT PROCESS. LAMCO BRINGS OBJECTIVITY, EXPERIENCE AND EXPERTISE TO CONSTRUCTING AND MONITORING A MULTI-MANAGED PORTFOLIO, AND IS DEDICATED TO THE LONG-TERM SUCCESS OF FUND SHAREHOLDERS.

[GRAPHIC]

Exchange Traded

Liberty All-Star Equity Fund is a closed-end investment company with a fixed number of shares that trade on the New York Stock Exchange and on other exchanges. By contrast, open-end mutual funds create and redeem shares continuously as money flows into or out of the fund and are not traded on stock exchanges.

     In recent years, closed-end, exchange-traded funds have become increasingly popular because they offer several advantages to investors. Taking Liberty All-Star Equity Fund as an example, Fund shares are bought and sold just like those of other publicly traded companies. The price of a share is determined by supply and demand and pricing is continuous--not just end-of-day, as is the case with open-end funds. Fund shares trade frequently, there are no annual sales fees and expense ratios are often lower than many open-end funds. While many exchange-traded funds are passive investments whose return is based on the performance of an index, Liberty All-Star Equity Fund is actively managed by its five investment managers. From their perspective, the Fund's closed-end structure is advantageous because they have the confidence of knowing they will not experience sharp inflows or outflows of assets and are thus able to focus on the long-term investment merits of their portfolio.

[GRAPHIC]

Alignment and Objectivity

Alignment with shareholders' best interests and objective decision-making are two fundamental principles to which LAMCO, the Fund's advisor, is dedicated. A constant focus on these two standards helps to ensure that all the myriad decisions involved in the management of the Fund are made openly and equitably. The Fund's goal is better and more consistent long-term total returns for its shareholders, which LAMCO pursues by combining investment managers with different styles and strategies.

     A series of checks and balances ensures the integrity of that goal. There are no in-house loyalties or external alliances to stand in the way. The Fund is governed by an independent Board of Trustees that is elected by and responsible to the shareholders. The Fund's five investment managers are retained by the Fund, but make independent buy and sell decisions. They know, however, that LAMCO monitors their performance and their adherence to their value or growth style, and will replace them if such action is warranted. In addition, the LAMCO officers involved in day-to-day management of the Fund are incented to act in investors' best interests because they too are shareholders and a portion of their compensation is tied to Fund performance.

[GRAPHIC]

Institutional Quality

Liberty All-Star Equity Fund is intended to bring institutional quality investing to individual investors. Multi-management is one strategy large institutions use to manage their portfolios that the Fund brings to individual investors. There are several others, however.

     One is manager quality. All-stars are proven performers in their field...a select group that stands apart. Since its founding in 1986, Liberty All-Star Equity Fund has sought investment managers who meet its rigorous criteria. LAMCO selects investment management firms for the Fund after an extensive review of their background and track record, including the firm's investment philosophy, process, people and performance. As investors in any type of fund have learned, manager selection is perhaps THE critical decision. The managers LAMCO retains for the Fund principally serve institutional clients and are generally not accessible to individual investors. The Fund's institutional size and professional reputation can provide shareholders with access to these leading managers.

     LAMCO overlays another level of quality. There are thousands of investment management firms from which to choose, and their long-term investment performance varies widely. In researching and retaining managers, LAMCO calls on the expertise of its professional staff, state-of-the-art analytical tools and years of experience in the investment field. Similarly, LAMCO's continuous monitoring ensures that managers meet expectations once they have been retained.

[GRAPHIC]

Monitoring and Rebalancing

Two significant phases of ongoing Fund management are monitoring and rebalancing. These are disciplines that individual investors should practice--but often don't, owing to a lack of time or expertise. LAMCO adds value for Fund shareholders by performing both.

     Monitoring is a continuous process in which LAMCO routinely reviews the investment managers. Constant vigilance is required to ensure that each portfolio manager is performing as expected. Investment returns are closely watched, but are not the only factor that is monitored. We analyze the Fund's investment managers' trading activity and the characteristics of their portfolio holdings to confirm that they are adhering to their strategy and performing well compared to their peers. We watch for changes in firm ownership and key personnel because they introduce new decision-makers. Market pressures may lead a manager to deviate from its investment style and strategy. If warranted by such events, LAMCO will replace a manager, an action that has occurred 13 times during the Fund's 18-year history.

     Periodic rebalancing maintains the Fund's structural integrity and is a well-recognized investment discipline. Owing to shifting market sentiment and their differing styles and strategies, the investment managers will perform differently over time. This can unbalance the intended composition of the Fund's investment portfolio. When this happens, LAMCO "locks in" profits by taking assets from the outperforming managers and giving them to those whose style and strategy have temporarily lagged. While this seems counterintuitive, it is really a case of taking money from today's winners and redeploying it among tomorrow's.

[GRAPHIC]

Quarterly Distributions

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate of 10 percent of the Fund's net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders. Because a portion of the portfolio is turned over when an investment manager is replaced (often generating realized capital gains), the Fund's multi-management investment approach and the payout policy complement one another.

     Recognizing the diverse needs of the Fund's shareholders, the Fund also offers an Automatic Dividend Reinvestment and Cash Purchase Plan. Some investors prefer their dividends in the form of cash. Others reinvest their dividends in additional Fund shares, thus letting their dividends compound over time. The Cash Purchase feature allows shareholders to make additional investments in the Fund on a monthly basis. The Fund rounds out its services for shareholders by providing a range of tools, such as a Web site at www.all-starfunds.com; communications, such as monthly updates and quarterly reports; and investor assistance via toll-free telephone at 1-800-LIB-FUND.

MULTI-MANAGEMENT HAS PRODUCED MORE CONSISTENT RETURNS

The narrative on the preceding six pages is intended to focus on the unique attributes of the Fund. This chart demonstrates the long-term outcome of these attributes, particularly the Fund's multi-management structure. Most mutual funds are run by a single portfolio manager or an internal team of managers pursuing a particular investment style, whether it's growth or value. But styles go in and out of favor. A style that outperforms on a relative basis one year may disappoint the next, leading to higher volatility. As discussed in our Fund Fundamentals feature, LAMCO utilizes multi-management, that is, combining managers who practice different investment styles to reduce volatility while producing competitive returns.

     All-Star's long-term track record provides clear testimony to the value of the multi-management strategy. The chart below demonstrates that since All-Star's first full calendar year of operation 18 years ago, the Fund has achieved better-than-average returns and better-than-average consistency compared with peer funds in the Lipper Large-Cap Core universe.

[GRAPHIC]

Each dot represents the precise 18-year return and consistency record ending December 31, 2004, of each fund in the universe of 53 open-end Large-Cap Core equity mutual funds (as classified by Lipper, Inc.) that has an 18-year history.

   Consistency is measured by the volatility of "non-market" monthly returns, calculated by subtracting the return of the S&P 500 Index from each mutual fund's return. The lower the volatility, the higher the consistency of results compared with the stock market.

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                                   INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND'S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG
THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

[CHART]

SCHNEIDER CAPITAL
MANAGEMENT CORPORATION
VALUE/Companies that are overlooked and undervalued where the firm expects a rebound in earnings.

PZENA INVESTMENT
MANAGEMENT, LLC
VALUE/Companies with low price-to-normalized earnings ratios that have the ability to generate earnings recovery.

MATRIX ASSET ADVISORS, INC.
VALUE/Companies that are financially strong and trade below their enterprise value.

MASTRAPASQUA ASSET MANAGEMENT, INC.
GROWTH/Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

TCW INVESTMENT
MANAGEMENT COMPANY
GROWTH/Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS:

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

                            INVESTMENT STYLE SPECTRUM

[CHART]

                                                                         MASTRA-                   TOTAL         S&P
                                SCHNEIDER      PZENA        MATRIX       PASQUA        TCW          FUND      500 INDEX
Number of Holdings                      57           36           35           42           26          170*         500

Percent of Holdings in Top 10           40%          43%          39%          29%          57%          16%          21%

Weighted Average Market
Capitalization (billions)       $       19   $       46   $       79   $       33   $       50   $       45   $       92

Average Five-Year
Earnings Per Share Growth                2%          10%           6%           9%          30%          13%          10%

Dividend Yield                         1.0%         1.9%         1.5%         0.4%         0.3%         1.0%         1.7%

Price/Earnings Ratio                    19x          14x          19x          27x          31x          20X          19x

Price/Book Value Ratio                 2.5x         2.7x         3.2x         4.5x         6.4x         3.8X         3.8x

*Certain holdings are held by more than one manager.

MANAGER ROUNDTABLE

FROM THEIR GROWTH OR VALUE PERSPECTIVE, THE MANAGERS LOOK BACK AT 2004 AND AHEAD AT FACTORS THAT MAY IMPACT 2005

THE S&P 500 INDEX RETURNED 10.9 PERCENT LAST YEAR, WHICH WAS IN THE GENERAL RANGE OF ITS HISTORICAL AVERAGE OF 8 TO 10 PERCENT. BUT THAT DOESN'T MEAN THE YEAR WAS AVERAGE, AS IT TOOK A STRONG FOURTH QUARTER TO TURN A FLAT YEAR INTO A GOOD ONE. LOOKING AHEAD, INVESTORS ARE TRYING TO SIFT THROUGH A RANGE OF CONFLICTING DATA AND OPINIONS TO DISCERN THE STEERING CURRENTS THAT WILL GUIDE THE STOCK MARKET IN THE MONTHS AHEAD.

Continuing a tradition, the Fund's manager, Liberty Asset Management Company (LAMCO), recently had the opportunity to moderate another annual roundtable with the Fund's five investment managers. From their respective points of views, the managers summarize their style and strategy and then analyze the investment environment before concluding with comments on a stock they have added recently to the portion of the All-Star Equity Fund portfolio that they manage. The participating investment managers and their styles are:

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE MANAGERS' VIEWS AT THE TIME OF THE DISCUSSION (JANUARY 2005) AND ARE SUBJECT TO CHANGE.

MASTRAPASQUA ASSET MANAGEMENT, INC.

PORTFOLIO MANAGER/Frank Mastrapasqua, Ph.D.,
Chairman and Chief Executive Officer
INVESTMENT STYLE/Growth - Mastrapasqua uses proprietary screens, in-house research and direct contact with managements to select growth companies with compelling valuations. Mastrapasqua focuses on companies with proven competitive advantage and profitability records. A proprietary risk-adjusted price-to-earnings growth (PEG) ratio is computed and compared to an independently derived long-term earnings growth rate. Companies selected for investment have projected growth rates that exceed the risk-adjusted price-to-earnings ratio.

MATRIX ASSET ADVISORS, INC.

PORTFOLIO MANAGER/David A. Katz, CFA,
President and Chief Executive Officer
INVESTMENT STYLE/Value - Matrix follows an opportunistic value-oriented investment philosophy. Matrix believes that value can be found in all sectors of the economy, and thus looks for investment opportunities beyond traditional value industries. The firm employs a systematic and rigorous investment process--using both quantitative and qualitative analysis--and adheres to a strict sell discipline.

PZENA INVESTMENT MANAGEMENT, LLC

PORTFOLIO MANAGER/A. Rama Krishna, CFA,
Managing Principal
INVESTMENT STYLE/Value - Pzena uses fundamental research and a disciplined process to identify good companies that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings. Companies in the portfolio have a sustainable business advantage and a sound business plan to restore earnings to normal.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION

PORTFOLIO MANAGER/Arnold C. Schneider, III, CFA,
President and Chief Investment Officer
INVESTMENT STYLE/Value - Schneider practices a disciplined fundamental approach to add value over time. Research focuses on uncovering new ideas in the belief that the broader market is slow to react to change, particularly where out-of-favor stocks are concerned. Owning these stocks before they experience a rebound in earnings and come to the attention of other investors creates the opportunity for price appreciation before fundamentals warrant the stock be sold.

"WE ANALYZE INVESTMENTS USING OUR PROPRIETARY SCREENS, IN-HOUSE RESEARCH AND DIRECT CONTACT WITH COMPANIES, STRIVING TO GROW INVESTMENT PRINCIPAL WITHOUT EXCESS EXPOSURE TO RISK."

FRANK MASTRAPASQUA,
MASTRAPASQUA ASSET MANAGEMENT
(GROWTH)

TCW INVESTMENT MANAGEMENT COMPANY

PORTFOLIO MANAGERS/Craig C. Blum, CFA, Managing Director, and Stephen A. Burlingame, Managing Director INVESTMENT STYLE/Growth - TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW's concentrated growth equity strategy seeks leading companies with distinct advantages in their business model and an inherent edge over their competitors. Research plays a critical role in the selection process, and the investment horizon is long-term.

"WE CONSTRUCT CONCENTRATED, CONVICTION-WEIGHTED PORTFOLIOS OF COMPANIES THAT POSSESS SUSTAINABLE COMPETITIVE ADVANTAGES, ALLOWING THEM TO CAPITALIZE ON LONG-TERM GROWTH OPPORTUNITIES."

CRAIG BLUM,
TCW (GROWTH)"

LAMCO: In last year's roundtable, we asked the managers to briefly summarize their investment philosophy and strategy. We thought it was an excellent opportunity to allow Fund shareholders to compare the varying investment approaches that are combined to form the Liberty All-Star Equity Fund. So, we'd like to start this year in the same manner and ask the growth managers to get us underway. Craig Blum, sum up TCW's approach and then let's hear from Frank Mastrapasqua.

BLUM (TCW--GROWTH): We believe superior returns can be achieved by maintaining a long-term perspective and emphasizing the highest quality companies that have open-ended growth opportunities. We construct concentrated, conviction-weighted portfolios of companies that possess sustainable competitive advantages, allowing them to capitalize on long-term growth opportunities.

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): Our investment philosophy is to build client wealth through disciplined portfolio management. We are a sector-focused, large-to-mid capitalization growth manager. We analyze investments using our proprietary screens, in-house research and direct contact with companies, striving to grow investment principal without excess exposure to risk. Independent research gives us a competitive advantage. Our analysts evaluate company growth potential, which includes market share prospects, financial condition, key components of earnings and cash flow growth, execution of management's vision, and competitive advantage. We utilize a proprietary valuation process called the GRAD Point methodology (Growth to Risk-Adjusted Differential), which risk-adjusts the price-to-earnings ratio and compares it to the 3- to 5-year earnings per share projected growth rate.

LAMCO: Let's hear from the value side managers on their approach and philosophy. David Katz, you're the newest manager, so let's turn to you first.

KATZ (MATRIX ASSET ADVISORS - VALUE): We are an opportunistic value investor trying to invest in good businesses at a significant discount from what we think an astute business person would pay to own and operate the company. Our investment philosophy is tied to the traditional tenets of Graham and Dodd, but we have adopted their philosophy to the economy of the twenty-first century. We perform detailed, fundamental analysis on companies. We try to figure out what a sensible valuation is based on the company's earnings, dividends, return on equity, asset value and so forth. But within the value school, we have a strong bias towards better businesses and better industries. Some traditional value managers only focus on "old economy" companies. We, on the other hand, are as comfortable buying a technology company as we are a ketchup company.

"...WITHIN THE VALUE SCHOOL, WE HAVE A STRONG BIAS TOWARDS BETTER BUSINESSES AND BETTER INDUSTRIES...WE ARE AS COMFORTABLE BUYING A TECHNOLOGY COMPANY AS WE ARE A KETCHUP COMPANY."

DAVID KATZ,
MATRIX ASSET ADVISERS (VALUE)

LAMCO: Arnie Schneider and Rama Krishna, round out your value point of view, please.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): We believe that disciplined value investing, built on a research-driven foundation, can deliver investment success over time. Promising opportunities can be found among securities that are most deeply undervalued relative to their future earnings potential. Our research process is geared toward identifying securities with low investor expectations that are temporarily trading at a substantial discount to their underlying business value.

KRISHNA (PZENA INVESTMENT MANAGEMENT - VALUE): We are old-fashioned value investors. Some people would use the term "deep value." We think of it in a fairly straightforward way: We're trying to find good companies when their share prices get very depressed relative to the ability of the underlying business to generate earnings and cash flow over the long term. We approach these businesses with a fairly healthy dose of realism; that is, you don't get to buy the best businesses with the fastest growth rates and the wonderful management teams and all of the characteristics that everybody wants for the simple reason that they don't sell for a low price. Many times, however, there are good businesses that do get marked down, generally because something has gone wrong. Our whole philosophy is to try and identify those companies and then make the judgment as to which ones are really good businesses where the problems are only temporary.

LAMCO: With 2004 now complete, it was one of those years in which consensus estimates among investment managers appear to have played out in reality--that is, for reasonable gains around 10 percent for indices such as the S&P 500 and the Russell 1000, with smaller cap stocks providing returns in the 15 to 20 percent range. Looking back at 2004, how do you assess the year from the perspective of your own style and strategy? Let's go in reverse order and start with the value managers and Rama Krishna.

"WE'RE TRYING TO FIND GOOD COMPANIES WHEN THEIR SHARE PRICES GET VERY DEPRESSED RELATIVE TO THE ABILITY OF THE UNDERLYING BUSINESS TO GENERATE EARNINGS AND CASH FLOW OVER THE LONG TERM."

RAMA KRISHNA,
PZEMA INVESTMENT MANAGEMENT
(VALUE)

KRISHNA (PZENA INVESTMENT MANAGEMENT - VALUE): As we began 2004, valuation spreads between the cheapest stocks in our universe and the broad market were narrow. We weren't seeing the same types of deeply discounted opportunities that had existed when there was significant uncertainty about the future of the economy, and about geopolitical risks. The types of opportunities that we were seeing tended to be in what one might consider to be "boring" companies, i.e., insurance and other non-bank financials. Our expectation was for single digit market returns, with a fairly normal margin of value outperformance. So, from that perspective, we were pretty satisfied with the way 2004 turned out.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): The market environment favored our value style investment philosophy. Value indexes outperformed growth for five years in a row, based on the Russell 1000 indices. Our portfolio was also well positioned throughout the year in cyclical companies that delivered notable earnings gains in 2004 and offered the potential for continued progress.

KATZ (MATRIX ASSET ADVISORS - VALUE): Two thousand four was a difficult year for us on a relative and absolute basis. There was a high negative correlation between market leadership and our portfolio. We were not meaningfully represented in energy, utilities, basic materials and real estate-related stocks. While value outpaced growth last year, we perceived the greater large cap value opportunity to be in out-of-favor or fallen growth stock holdings, which were exhibiting value-like pricing with growth-like business performance. Our focus on these large and often mega-cap stellar businesses, however, lagged the market in 2004, as these stocks continued to trail smaller and more speculative stocks. Also, many of the industries we did like, such as semiconductors and pharmaceuticals, encountered a difficult year.

LAMCO: Let's turn to the growth managers and ask them about their style and how it fared last year. Frank Mastrapasqua, what are your thoughts?

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): Large cap growth underperformed many of the other equity asset classes and fell victim to the compression of international political stresses--principally, terrorist risks--that impacted investor psychology from June through September.

Moreover, the election further heightened investor anxiety depressing valuations. The fourth quarter reflected the lessening of such stress and an increasing focus upon the fundamentals.

BURLINGAME (TCW - GROWTH): While large capitalization growth stocks were out of favor we were able to outperform the broad market with superior stock selection.

LAMCO: Two thousand five may be shaping up as 2004's opposite, in that there is less consensus among investors. The bulls and bears can both make compelling cases. Most of the Fund's managers take a bottom-up approach, while keeping an eye on macro factors. In light of your approach, what are your thoughts about '05?

"OUR RESEARCH PROCESS IS GEARED TOWARD IDENTIFYING SECURITIES WITH LOW INVESTOR EXPECTATIONS THAT ARE TEMPORARILY TRADING AT A SUBSTANTIAL DISCOUNT TO THEIR UNDERLYING BUSINESS VALUE."

ARNIE SCHNEIDER,
SCHNEIDER CAPITAL MANAGEMENT (VALUE)

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): We expect that 2005 should experience somewhat less external stress with emphasis upon rational business decision-making. Cash flow, profit growth and a resulting positive impact on capital spending should be the main contributors to economic growth. The under-investing relative to cash flow that dominated last year should be reversed in 2005. The delays in the replacement cycle and the technological advancements that have emerged in the last four to five years should foster an acceleration in spending.

BLUM (TCW - GROWTH): While there is consensus among economists that in 2005 the economy will continue to grow slowly with modest inflation, equity outlooks are all over the map. We will keep a close eye on energy costs, the dollar, Fed policy, housing and capital spending like everyone else. But, in the final analysis we will construct the portfolio on a bottom-up basis emphasizing high quality growth companies.

LAMCO: Let's ask the value managers to share their thoughts about the year ahead. Start us off, please, Arnie Schneider.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): U.S. equity valuations are not cheap relative to our current point in the economic, corporate profit and interest rate cycles. The economic scene should be relatively tranquil in 2005, but there is no doubt that global economies are slowing. The rate of U.S. corporate profit growth peaked in 1Q04, and profit margins stand at historical highs. In addition, we have begun the next cycle of global monetary tightening. U.S. equity returns averaging in the mid-single digits would not surprise us.

KATZ (MATRIX ASSET ADVISORS - VALUE): We believe that, like 2004, the impact of stock picking will be significant in 2005. However, unlike 2004, we expect to see different leaders, both in terms of sectors and individual issues. Basically, we think that 2005 will be the year that mega-cap stocks once again reemerge as market leaders after a long exile. We also look for strength in the semi-conductor area of tech, and for capital markets-oriented financials to move ahead despite relative weakness in consumer-oriented financials.

KRISHNA (PZENA INVESTMENT MANAGEMENT - VALUE): Valuation spreads are even narrower at the beginning of 2005, given that value stocks outperformed the broad market in 2004. The outlook for stocks in general is still OK. Inflation is in check and corporate earnings growth, though slower than last year, should still be respectable. Despite the narrow valuation spreads, there are still opportunities for the value investor to add value, as we apply our research to identify valuation anomalies at the company level. Some new opportunities have recently emerged, particularly in businesses that have been hurt by the recent spike in raw material prices.

"WHILE LARGE CAPITALIZATION GROWTH STOCKS WERE OUT OF FAVOR [IN 2004] WE WERE ABLE TO OUTPERFORM THE BROAD MARKET WITH SUPERIOR STOCK SELECTION."

STEPHEN BURLINGAME, TCW (GROWTH)

LAMCO: What are the one or two macro factors (e.g., interest rates, energy costs, raw materials/commodities, geopolitical tensions, corporate earnings, etc.) that you believe investors should watch in '05 as positive or negative influences insofar as stock market performance is concerned? Let's stay with the value managers.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): Long-term interest rates bear close watching in 2005. Surprisingly, long-term Treasury yields hardly budged in 2004. Given the likelihood for higher rates, it will be important for investors to discern the reasons for the increases in order to judge their influence on the equity market. For example, rising rates could be the normal outcome of another year of moderate economic growth. They could, however, be a reaction to inflation fears, a fall in the dollar, or less willingness on the part of foreigners to buy Treasuries to finance our current account deficit.

"WE BELIEVE THAT, LIKE 2004, THE IMPACT OF STOCK PICKING WILL BE SIGNIFICANT IN 2005. HOWEVER, UNLIKE 2004, WE EXPECT TO SEE DIFFERENT LEADERS..."

DAVID KATZ,
MATRIX ASSET ADVISERS (VALUE)

KATZ (MATRIX ASSET ADVISORS - VALUE): We believe that among the various macro factors interest rates are likely to play the largest role in 2005. Rising interest rates should reflect continued economic strength, which will serve as an important backdrop to the 2005 stock market. Rising rates should dampen the enthusiasm for real estate and there could be a pendulum swing back to equities from real estate as well as from bonds, assuming long-term rates finally begin to rise materially. Geopolitical uncertainty has become a fact of life, and always has the potential to wreak short-term havoc on the equity market.

KRISHNA (PZENA INVESTMENT MANAGEMENT - VALUE): Heightened inflationary fears would not be constructive for equities, given the low inflation assumptions that are discounted in the market today. Any number of factors could contribute to an acceleration of inflation: collapse of the dollar or a spike in energy prices are just two potential sources. We're not making bets on either, just keeping our eyes open. We might see an acceleration of merger activity, as corporate balance sheets are in great shape, and companies are searching for topline growth in a moderate GDP growth environment.

LAMCO: Let's hear from the growth managers, starting with Frank Mastrapasqua.

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): The pace of interest rate changes and the behavior of oil prices are likely to periodically impact the equity market and contribute to volatility. At the same time, productivity, cash flow and the competitive advantage the dollar is providing should foster positive results. In today's environment, growth offers the best value. The underperformance of growth stocks for the last five years and the earning power that has been generated makes for an intriguing valuation environment in 2005-2006. For example, the price-to-earnings growth (PEG) ratio for our stocks is approximately half the S&P 500 (1.5 vs. 3.1).

BURLINGAME (TCW - GROWTH): A weakening dollar could put upward pressure on interest rates and inflation. This could spell problems for housing, which in turn would slow consumer spending and negatively impact all financial assets. In the early stages of a recovery, economically-sensitive commodity businesses that trade at low valuations get a strong bounce. We have seen that so far. However, as the recovery matures, only those solid growth companies that are gaining a larger share of the overall economy are going to be able to demonstrate good growth. Even if multiples do not expand, growing companies should see price appreciation. At this stage we feel the normal valuation premium afforded to quality growth companies has been compressed such that, ironically, growth represents good value.

"THE OUTLOOK FOR STOCKS IN GENERAL IS STILL OK. INFLATION IS IN CHECK AND CORPORATE EARNINGS GROWTH, THOUGH SLOWER THAN LAST YEAR, SHOULD STILL BE RESPECTABLE."

RAMA KRISHNA,
PZENA INVESTMENT MANAGEMENT
(VALUE)

LAMCO: Let's conclude as we did last year, and that is by asking you to identify a stock that you have added recently to the portion of the All-Star Equity Fund portfolio that you manage and tell us why you invested in it.

Why don't you lead off for the value managers, David Katz?

KATZ (MATRIX ASSET ADVISORS - VALUE):

MedImmune is a biotechnology company with $1 billion in revenues, a very strong balance sheet with more than $4 cash per share and great prospects. MedImmune combines a leading business position with a compelling valuation of 18 times earnings when certain money-losing R&D projects and cash per share are excluded. Our belief is that MedImmune's strong operating posture is enhanced by a good pipeline, including expected royalties from upcoming cervical cancer vaccines. We believe that in a pharmaceutical industry seeking additional product opportunities, MedImmune is an extremely attractive acquisition candidate. At a $6.2 billion market capitalization, the company is readily digestible. Our sense is that management has a greater willingness to entertain a merger at the right price, something they were not previously in favor of. We think the stock can be a strong performer on its own and a home run if acquired.

KRISHNA (PZENA INVESTMENT MANAGEMENT - VALUE): We recently added McKesson Corp., a pharmaceutical distributor, to the portfolio. We like the industry structure, as McKesson and its two primary competitors, AmerisourceBergen and Cardinal Health, each have an approximately 30 percent market share. However, the industry profitability model is in transition, as McKesson and others historically made money from obtaining special pricing from manufacturers, as well as by making large inventory purchases in advance of drug price increases. Drug companies have cut back on these special deals, as well as on the amount of inventory they will allow a distributor to hold, cutting into the margins of all drug distributors. In the future, McKesson and its competitors expect to recover margin by pricing contracts with reduced discounts to its customers, as well as through better overall pricing from the manufacturers. Priced at about 10 times our normal earnings estimate, McKesson stock is an attractive opportunity.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): Carnival Corp. is the world's largest cruise line in a growth industry dominated by two major players. After enduring three years of large increases in industry capacity and a brutal pricing environment, the cruise industry's future has begun a promising turnaround. Slowing capacity growth and resurgent demand have led to a more favorable pricing environment. Carnival will be able to use its scale and cost advantages to generate meaningful growth in earnings and cash flow.

LAMCO: Let's turn to the growth managers to hear about their recent purchases.

BLUM (TCW - GROWTH): We added XM Satellite Radio to the portfolio. XM is the market share leader in the rapidly growing "for fee" radio market. The business enjoys tremendous leverage as the costs of satellite and programming are largely fixed and can be spread over an ever-growing subscriber base. Competition is limited, as the company operates in a regulated duopoly and offers a compelling product at a modest price.

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): Monster Worldwide is engaged in online career management through the industry-leading Web site Monster.com. The company also has an online advertising agency and yellow pages advertising agency through its directional marketing business. On a broad level, the company will benefit from an improving economy and accelerating hiring activity. Monster has established itself as the leader in online career management while creating a disciplined cost management strategy. The combination provides for significant operating leverage as the improving economy leads to job creation. The 95 percent operating margins for the Monster division highlight the opportunity to transfer significant revenue growth to the bottom line.

"GIVEN THE LIKELIHOOD FOR HIGHER RATES, IT WILL BE IMPORTANT FOR INVESTORS TO DISCERN THE REASONS FOR THE INCREASES IN ORDER TO JUDGE THEIR INFLUENCE ON THE EQUITY MARKET."

ARNIE SCHNEIDER,
SCHNEIDER CAPITAL MANAGEMENT (VALUE)

LAMCO: Many thanks to all.

INVESTMENT GROWTH AS OF DECEMBER 31, 2004

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE:
USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2004. This 17-year period covers the calendar years since the Fund commenced its 10 percent distribution policy in 1988.

[CHART]

                                  MARKET PRICE GROWTH PLUS            INCLUDES DISTRIBUTION REINVESTMENT
                                    DISTRIBUTIONS PAID                AND RIGHTS OFFERING PARTICIPATION
31-Dec-87                                 $10,000                                  $10,000
31-Jan-88                                 $11,667                                  $11,667
29-Feb-88                                 $11,667                                  $11,667
31-Mar-88                                 $11,317                                  $11,315
30-Apr-88                                 $10,900                                  $10,896
31-May-88                                 $10,900                                  $10,896
30-Jun-88                                 $12,067                                  $12,068
31-Jul-88                                 $11,858                                  $11,853
31-Aug-88                                 $11,442                                  $11,422
30-Sep-88                                 $12,400                                  $12,407
31-Oct-88                                 $12,192                                  $12,186
30-Nov-88                                 $12,608                                  $12,629
31-Dec-88                                 $13,150                                  $13,200
31-Jan-89                                 $13,358                                  $13,428
28-Feb-89                                 $12,733                                  $12,745
31-Mar-89                                 $13,308                                  $13,357
30-Apr-89                                 $13,933                                  $14,060
31-May-89                                 $14,350                                  $14,529
30-Jun-89                                 $14,542                                  $14,732
31-Jul-89                                 $14,958                                  $15,215
31-Aug-89                                 $15,583                                  $15,940
30-Sep-89                                 $15,792                                  $16,171
31-Oct-89                                 $15,375                                  $15,673
30-Nov-89                                 $15,792                                  $16,171
31-Dec-89                                 $16,400                                  $16,893
31-Jan-90                                 $15,775                                  $16,125
28-Feb-90                                 $15,983                                  $16,381
31-Mar-90                                 $16,142                                  $16,568
30-Apr-90                                 $15,933                                  $16,305
31-May-90                                 $16,975                                  $17,620
30-Jun-90                                 $17,183                                  $17,868
31-Jul-90                                 $17,183                                  $17,868
31-Aug-90                                 $15,725                                  $15,973
30-Sep-90                                 $15,467                                  $15,618
31-Oct-90                                 $15,883                                  $16,176
30-Nov-90                                 $16,300                                  $16,734
31-Dec-90                                 $17,067                                  $17,753
31-Jan-91                                 $17,483                                  $18,326
28-Feb-91                                 $19,150                                  $20,616
31-Mar-91                                 $19,983                                  $21,760
30-Apr-91                                 $20,192                                  $22,054
31-May-91                                 $21,233                                  $23,525
30-Jun-91                                 $20,608                                  $22,633
31-Jul-91                                 $20,608                                  $22,633
31-Aug-91                                 $21,042                                  $23,232
30-Sep-91                                 $22,083                                  $24,780
31-Oct-91                                 $21,875                                  $24,471
30-Nov-91                                 $21,892                                  $24,456
31-Dec-91                                 $23,767                                  $27,315
31-Jan-92                                 $23,767                                  $27,315
29-Feb-92                                 $24,633                                  $28,671
31-Mar-92                                 $23,800                                  $27,367
30-Apr-92                                 $23,800                                  $27,500
31-May-92                                 $24,217                                  $28,154
30-Jun-92                                 $24,042                                  $27,871
31-Jul-92                                 $25,083                                  $29,550
31-Aug-92                                 $24,892                                  $29,258
30-Sep-92                                 $24,267                                  $28,226
31-Oct-92                                 $24,683                                  $28,914
30-Nov-92                                 $25,967                                  $31,047
31-Dec-92                                 $26,175                                  $31,400
31-Jan-93                                 $25,967                                  $31,047
28-Feb-93                                 $26,175                                  $31,400
31-Mar-93                                 $26,217                                  $31,490
30-Apr-93                                 $26,000                                  $31,114
31-May-93                                 $26,850                                  $32,630
30-Jun-93                                 $26,642                                  $32,259
31-Jul-93                                 $26,850                                  $32,630
31-Aug-93                                 $27,508                                  $33,826
30-Sep-93                                 $27,300                                  $33,446
31-Oct-93                                 $27,508                                  $33,950
30-Nov-93                                 $27,750                                  $34,426
31-Dec-93                                 $28,258                                  $35,380
31-Jan-94                                 $28,258                                  $35,380
28-Feb-94                                 $28,067                                  $35,043
31-Mar-94                                 $26,817                                  $32,598
30-Apr-94                                 $27,650                                  $34,228
31-May-94                                 $28,067                                  $35,086
30-Jun-94                                 $27,233                                  $33,415
31-Jul-94                                 $27,442                                  $33,833
31-Aug-94                                 $27,442                                  $33,848
30-Sep-94                                 $27,233                                  $33,608
31-Oct-94                                 $26,608                                  $32,315
30-Nov-94                                 $25,967                                  $31,012
31-Dec-94                                 $25,550                                  $30,126
31-Jan-95                                 $25,967                                  $31,012
28-Feb-95                                 $26,992                                  $33,151
31-Mar-95                                 $27,825                                  $34,967
30-Apr-95                                 $28,033                                  $35,421
31-May-95                                 $28,033                                  $35,367
30-Jun-95                                 $28,867                                  $37,228
31-Jul-95                                 $29,075                                  $37,693
31-Aug-95                                 $29,733                                  $39,152
30-Sep-95                                 $29,942                                  $39,629
31-Oct-95                                 $29,942                                  $39,629
30-Nov-95                                 $30,825                                  $41,629
31-Dec-95                                 $31,242                                  $42,609
31-Jan-96                                 $31,450                                  $43,098
29-Feb-96                                 $31,658                                  $43,588
31-Mar-96                                 $32,558                                  $45,698
30-Apr-96                                 $32,142                                  $44,694
31-May-96                                 $32,225                                  $44,909
30-Jun-96                                 $32,017                                  $44,392
31-Jul-96                                 $30,767                                  $41,295
31-Aug-96                                 $32,483                                  $45,522
30-Sep-96                                 $32,900                                  $46,581
31-Oct-96                                 $33,108                                  $47,110
30-Nov-96                                 $33,833                                  $48,953
31-Dec-96                                 $34,050                                  $49,518
31-Jan-97                                 $34,675                                  $51,169
28-Feb-97                                 $35,092                                  $52,269
31-Mar-97                                 $35,417                                  $53,097
30-Apr-97                                 $35,625                                  $53,662
31-May-97                                 $37,200                                  $57,890
30-Jun-97                                 $37,929                                  $59,916
31-Jul-97                                 $38,971                                  $62,811
31-Aug-97                                 $39,138                                  $63,215
30-Sep-97                                 $40,492                                  $67,074
31-Oct-97                                 $38,617                                  $61,731
30-Nov-97                                 $39,704                                  $64,837
31-Dec-97                                 $40,304                                  $66,591
31-Jan-98                                 $40,408                                  $66,903
28-Feb-98                                 $41,658                                  $70,655
31-Mar-98                                 $42,450                                  $73,018
30-Apr-98                                 $41,825                                  $71,097
31-May-98                                 $41,192                                  $69,689
30-Jun-98                                 $42,129                                  $72,675
31-Jul-98                                 $41,817                                  $71,680
31-Aug-98                                 $37,383                                  $57,373
30-Sep-98                                 $39,258                                  $63,520
31-Oct-98                                 $39,779                                  $65,227
30-Nov-98                                 $41,700                                  $71,562
31-Dec-98                                 $42,013                                  $72,614
31-Jan-99                                 $41,908                                  $72,263
28-Feb-99                                 $41,596                                  $71,211
31-Mar-99                                 $42,371                                  $73,790
30-Apr-99                                 $42,892                                  $75,589
31-May-99                                 $43,300                                  $76,960
30-Jun-99                                 $44,550                                  $81,400
31-Jul-99                                 $44,133                                  $79,920
31-Aug-99                                 $42,721                                  $74,913
30-Sep-99                                 $41,783                                  $71,491
31-Oct-99                                 $42,408                                  $73,772
30-Nov-99                                 $41,725                                  $71,361
31-Dec-99                                 $41,204                                  $69,400
31-Jan-00                                 $40,892                                  $68,224
29-Feb-00                                 $40,683                                  $67,440
31-Mar-00                                 $41,963                                  $72,249
30-Apr-00                                 $41,963                                  $72,249
31-May-00                                 $42,667                                  $74,736
30-Jun-00                                 $44,438                                  $81,794
31-Jul-00                                 $44,854                                  $83,455
31-Aug-00                                 $46,200                                  $88,845
30-Sep-00                                 $46,408                                  $89,699
31-Oct-00                                 $46,096                                  $88,418
30-Nov-00                                 $45,133                                  $84,361
31-Dec-00                                 $45,758                                  $86,997
31-Jan-01                                 $47,633                                  $94,906
28-Feb-01                                 $47,267                                  $93,582
31-Mar-01                                 $46,100                                  $88,523
30-Apr-01                                 $47,583                                  $94,955
31-May-01                                 $47,867                                  $96,312
30-Jun-01                                 $48,033                                  $97,053
31-Jul-01                                 $47,133                                  $93,052
31-Aug-01                                 $46,467                                  $90,827
30-Sep-01                                 $44,417                                  $81,399
31-Oct-01                                 $45,217                                  $85,078
30-Nov-01                                 $45,883                                  $88,276
31-Dec-01                                 $45,617                                  $87,021
31-Jan-02                                 $46,000                                  $88,825
28-Feb-02                                 $45,883                                  $88,266
31-Mar-02                                 $45,883                                  $88,266
30-Apr-02                                 $44,200                                  $80,161
31-May-02                                 $44,267                                  $81,449
30-Jun-02                                 $42,250                                  $71,383
31-Jul-02                                 $40,550                                  $62,897
31-Aug-02                                 $41,183                                  $66,156
30-Sep-02                                 $39,267                                  $56,327
31-Oct-02                                 $40,000                                  $60,087
30-Nov-02                                 $41,083                                  $65,740
31-Dec-02                                 $39,667                                  $58,279
31-Jan-03                                 $40,150                                  $60,824
28-Feb-03                                 $39,967                                  $59,801
31-Mar-03                                 $40,100                                  $60,521
30-Apr-03                                 $41,117                                  $66,006
31-May-03                                 $42,333                                  $72,543
30-Jun-03                                 $42,950                                  $75,949
31-Jul-03                                 $43,733                                  $80,276
31-Aug-03                                 $43,617                                  $79,614
30-Sep-03                                 $43,583                                  $79,426
31-Oct-03                                 $45,283                                  $89,036
30-Nov-03                                 $45,633                                  $91,147
31-Dec-03                                 $45,667                                  $91,340
31-Jan-04                                 $46,267                                  $94,816
29-Feb-04                                 $47,033                                  $99,427
31-Mar-04                                 $47,100                                  $99,823
30-Apr-04                                 $47,183                                 $100,318
31-May-04                                 $45,783                                  $92,036
30-Jun-04                                 $46,017                                  $93,457
31-Jul-04                                 $44,933                                  $87,382
31-Aug-04                                 $45,367                                  $90,038
30-Sep-04                                 $45,600                                  $91,502
31-Oct-04                                 $46,067                                 $140,497
30-Nov-04                                 $46,683                                  $98,330
31-Dec-04                                 $47,317                                 $102,401

The dark blue region of the graph above reflects the growth of the investment assuming all distributions were received in cash and not reinvested back in the Fund. The value of the investment under this scenario grew to $47,317 (this value includes distributions per share totaling $18.83 during the period, including tax credits of $0.67 per share on retained capital gains).

    The light blue region of the graph depicts additional value realized through reinvestment of all distributions and participation in all the rights offerings under the terms of each offering. On six occasions, the Fund has conducted rights offerings that allow shareholders to purchase additional shares at a discount. The value of the investment under this scenario grew to $102,401.

                                     TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS

                                                  RIGHTS OFFERINGS
                                 -----------------------------------------------------
               PER SHARE           MONTH     SHARES NEEDED TO PURCHASE    SUBSCRIPTION
YEAR         DISTRIBUTIONS       COMPLETED     ONE ADDITIONAL SHARE           PRICE       TAX CREDITS*
1988           $      0.64
1989                  0.95
1990                  0.90
1991                  1.02
1992                  1.07         April                            10        $  10.05
1993                  1.07        October                           15           10.41         $  0.18
1994                  1.00       September                          15            9.14
1995                  1.04
1996                  1.18                                                                        0.13
1997                  1.33                                                                        0.36
1998                  1.40         April                            20           12.83
1999                  1.39
2000                  1.42
2001                  1.20
2002                  0.88          May                             10            8.99
2003                  0.78
2004                  0.89         July                             10**          8.34

* The Fund's net investment income and net realized capital gains exceeded the amount to be distributed under the Fund's 10 percent distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
** The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES AND MAY BE TAXED AS ORDINARY INCOME UP TO THE AMOUNT OF THE FUND'S CURRENT AND ACCUMULATED EARNINGS AND PROFITS. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

TOP 20 HOLDINGS AND ECONOMIC SECTORS

                                                 AS OF                 AS OF
TOP 20 HOLDINGS (PERCENT OF NET ASSETS)    DECEMBER 31, 2004    SEPTEMBER 30, 2004
The Boeing Co.                                    1.9%                  2.2%
Morgan Stanley                                    1.9                   1.7
Genentech, Inc.                                   1.6                   1.8
Citigroup, Inc.                                   1.6                   1.4
Network Appliance, Inc.                           1.5                   1.2
The Progressive Corp.                             1.4                   1.6
eBay, Inc.                                        1.4                   1.2
Yahoo! Inc.                                       1.4                   1.4
Amgen, Inc.                                       1.3                   1.2
Merrill Lynch & Co., Inc.                         1.2                   1.1
General Electric Co.                              1.1                   1.2
Freddie Mac                                       1.1                   1.1
QUALCOMM, Inc.                                    1.1                   1.1
Symantec Corp.                                    1.1                   1.3
Tyco International Ltd.                           1.0                   1.0
Amazon.com, Inc.                                  1.0                   1.1
Intel Corp.                                       1.0                   1.0
J.P. Morgan Chase & Co.                           1.0                   1.0
Aon Corp.                                         1.0                   1.0
Pfizer, Inc.                                      1.0                   0.6
                                           -----------------    ------------------
                                                 25.6%                 25.2%
                                           -----------------    ------------------

                                                  AS OF                AS OF
ECONOMIC SECTORS (PERCENT OF NET ASSETS)   DECEMBER 31, 2004    SEPTEMBER 30, 2004
Information Technology                           22.1%                 21.7%
Financials                                       21.1                  21.9
Consumer Discretionary                           17.9                  16.5
Health Care                                      13.7                  15.3
Industrials                                      12.4                  11.3
Consumer Staples                                  3.6                   3.8
Energy                                            2.5                   3.3
Utilities                                         2.2                   2.4
Materials                                         2.1                   2.6
Telecommunication Services                        0.3                   0.6
Other Net Assets                                  2.1                   0.6
                                           ------------------   ------------------
                                                100.0%                100.0%
                                           ------------------   ------------------

                                       MAJOR STOCK CHANGES IN THE FOURTH QUARTER

The following are the major ($4.0 million or more) stock changes - both purchases and sales - that were made in the Fund's portfolio during the fourth quarter of 2004.

SECURITY NAME                              PURCHASES (SALES)    SHARES AS OF 12/31/04
PURCHASES

Commerce Bancorp, Inc.                          88,065                    88,065

Marriott International, Inc.                    90,000                    90,000

Monster Worldwide, Inc                         215,000                   215,000

Pall Corp.                                     180,000                   180,000

Pfizer, Inc.                                   257,650                   507,650

TJX Companies, Inc.                            251,600                   381,600

SALES

Alcan, Inc.                                    (94,575)                        0

Bank of America Corp.                         (144,948)                  228,912

Baxter International, Inc.                    (130,575)                  225,000

BP p.l.c.                                      (70,575)                   88,200

Bristol-Myers Squibb Co.                      (313,850)                  314,650

The Charles Schwab Corp.                      (535,265)                        0

Computer Associates International, Inc.       (143,000)                  372,725

Eli Lilly & Co.                                (90,740)                        0

The Gap, Inc.                                 (228,000)                  370,000

Johnson & Johnson                              (90,000)                        0

PG&E Corp.                                    (146,300)                        0

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS (97.8%)                                    SHARES     MARKET VALUE
CONSUMER DISCRETIONARY (17.9%)

AUTO COMPONENTS (1.0%)
Johnson Controls, Inc.                                  139,775   $    8,867,326
Visteon Corp.                                           461,450        4,508,366
                                                                  --------------
                                                                      13,375,692
                                                                  --------------
AUTOMOBILES (0.8%)
Harley-Davidson, Inc.                                    87,700        5,327,775
Honda Motor Co., Ltd. (a)                               233,000        6,071,980
                                                                  --------------
                                                                      11,399,755
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (3.5%)
Carnival Corp.                                          152,525        8,790,016
GTECH Holdings Corp.                                     13,250          343,837
Marriott International, Inc., Class A                    90,000        5,668,200
MGM Mirage (b)                                          115,000        8,365,100
Starbucks Corp. (b)                                     196,860       12,276,190
Starwood Hotels & Resorts Worldwide, Inc.               207,300       12,106,320
                                                                  --------------
                                                                      47,549,663
                                                                  --------------
HOUSEHOLD DURABLES (1.1%)
Newell Rubbermaid, Inc.                                 153,350        3,709,536
Whirlpool Corp.                                         165,375       11,445,604
                                                                  --------------
                                                                      15,155,140
                                                                  --------------
INTERNET & CATALOG RETAIL (2.4%)
Amazon.com, Inc. (b)                                    316,500       14,017,785
eBay, Inc. (b)                                          163,800       19,046,664
                                                                  --------------
                                                                      33,064,449
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick Corp.                                          26,375        1,305,563
                                                                  --------------
MEDIA (4.9%)
Comcast Corp., Class A (b)                              194,000        6,370,960
Interpublic Group of Companies, Inc. (b)                410,000        5,494,000
Liberty Media Corp., Class A (b)                      1,220,142       13,397,159
Liberty Media International, Inc., Class A (b)          169,637        7,842,318
Pixar, Inc. (b)                                         112,800        9,656,808
Time Warner, Inc. (b)                                   300,000        5,832,000
The Walt Disney Co.                                     234,000        6,505,200
XM Satellite Radio Holdings, Inc., Class A (b)          327,880       12,334,846
                                                                  --------------
                                                                      67,433,291
                                                                  --------------

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                SHARES     MARKET VALUE
MULTI-LINE RETAIL (1.1%)
J.C. Penney Co., Inc.                                   157,750   $    6,530,850
Kohl's Corp. (b)                                         63,250        3,110,003
Wal-Mart Stores, Inc.                                   104,400        5,514,408
                                                                  --------------
                                                                      15,155,261
                                                                  --------------
SPECIALTY RETAIL (3.0%)
Circuit City Stores, Inc.                                83,150        1,300,466
The Gap, Inc.                                           370,000        7,814,400
The Home Depot, Inc.                                    143,000        6,111,820
Office Depot, Inc. (b)                                  238,400        4,138,624
RadioShack Corp.                                        240,525        7,908,462
Ross Stores, Inc.                                       140,000        4,041,800
TJX Companies, Inc.                                     381,600        9,589,608
                                                                  --------------
                                                                      40,905,180
                                                                  --------------
CONSUMER STAPLES (3.6%)

FOOD & STAPLES RETAILING (1.0%)
CVS Corp.                                               169,000        7,616,830
Walgreen Co.                                            146,000        5,602,020
                                                                  --------------
                                                                      13,218,850
                                                                  --------------
FOOD PRODUCTS (2.3%)
Archer-Daniels-Midland Co.                               49,475        1,103,787
General Mills, Inc.                                     128,700        6,397,677
Sara Lee Corp.                                          478,900       11,560,646
Smithfield Foods, Inc. (b)                              105,225        3,113,608
Tate & Lyle PLC (a)                                     262,125        9,516,527
                                                                  --------------
                                                                      31,692,245
                                                                  --------------
TOBACCO (0.3%)
Altria Group, Inc.                                       68,950        4,212,845
                                                                  --------------
ENERGY (2.5%)

ENERGY EQUIPMENT & SERVICES (1.3%)
Halliburton Co.                                         150,000        5,886,000
Schlumberger Ltd.                                        85,000        5,690,750
Tidewater, Inc.                                         176,000        6,267,360
                                                                  --------------
                                                                      17,844,110
                                                                  --------------
OIL & GAS (1.2%)
BP PLC (a)                                               88,200        5,150,880
ConocoPhillips                                           62,000        5,383,460
Premcor, Inc.                                           130,350        5,496,859
                                                                  --------------
                                                                      16,031,199
                                                                  --------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                SHARES     MARKET VALUE
FINANCIALS (21.1%)

CAPITAL MARKETS (3.5%)
The Goldman Sachs Group, Inc.                            60,000   $    6,242,400
Merrill Lynch & Co., Inc.                               269,000       16,078,130
Morgan Stanley                                          473,925       26,312,316
                                                                  --------------
                                                                      48,632,846
                                                                  --------------
COMMERCIAL BANKS (2.0%)
Bank of America Corp. (c)                               228,912       10,756,575
Bank of New York Co., Inc.                              266,000        8,889,720
Comerica, Inc.                                           45,525        2,777,936
Commerce Bancorp, Inc.                                   88,065        5,671,386
                                                                  --------------
                                                                      28,095,617
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (3.6%)
CIT Group, Inc.                                         295,750       13,551,265
Citigroup, Inc.                                         459,575       22,142,323
J.P. Morgan Chase & Co.                                 350,850       13,686,659
                                                                  --------------
                                                                      49,380,247
                                                                  --------------
INSURANCE (8.7%)
AFLAC, Inc.                                             191,300        7,621,392
Allstate Corp.                                          141,525        7,319,673
American International Group, Inc.                      191,450       12,572,521
Aon Corp.                                               572,525       13,660,446
Genworth Financial, Inc., Class A                       173,725        4,690,575
Loews Corp.                                             192,875       13,559,113
Marsh & McLennan Companies, Inc.                        136,700        4,497,430
MBIA, Inc.                                              138,825        8,784,846
MetLife, Inc.                                           330,900       13,404,759
The Progressive Corp.                                   232,105       19,691,788
Torchmark Corp.                                          97,575        5,575,436
XL Capital Ltd., Class A                                 95,300        7,400,045
                                                                  --------------
                                                                     118,778,024
                                                                  --------------
REAL ESTATE (1.0%)
CB Richard Ellis Group, Inc., Class A (b)               152,775        5,125,601
The St. Joe Co.                                          73,550        4,721,910
Trizec Properties, Inc., REIT                           197,950        3,745,214
                                                                  --------------
                                                                      13,592,725
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (2.3%)
Fannie Mae                                              151,350       10,777,633
Freddie Mac                                             205,425       15,139,823
The PMI Group, Inc.                                      67,700        2,826,475
Radian Group, Inc.                                       51,525        2,743,191
                                                                  --------------
                                                                      31,487,122
                                                                  --------------

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                SHARES     MARKET VALUE
HEALTH CARE (13.7%)

BIOTECHNOLOGY (6.1%)
Affymetrix, Inc. (b)                                    177,000   $    6,469,350
Amgen, Inc. (b)                                         268,100       17,198,615
Biogen Idec, Inc. (b)                                   112,000        7,460,320
Cephalon, Inc. (b)                                      110,000        5,596,800
Genentech, Inc. (b)                                     410,400       22,342,176
Genzyme Corp. (b)                                       138,000        8,013,660
Invitrogen Corp. (b)                                     87,000        5,840,310
MedImmune, Inc. (b)                                     381,750       10,349,242
                                                                  --------------
                                                                      83,270,473
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.3%)
Alcon, Inc.                                              74,000        5,964,400
Baxter International, Inc.                              225,000        7,771,500
Fisher Scientific International, Inc. (b)               120,000        7,485,600
Guidant Corp.                                           146,000       10,526,600
                                                                  --------------
                                                                      31,748,100
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.3%)
AmerisourceBergen Corp.                                  71,525        4,197,087
CIGNA Corp.                                             105,175        8,579,125
HCA, Inc.                                               122,250        4,885,110
McKesson Corp.                                          272,750        8,580,715
Tenet Healthcare Corp. (b)                              280,600        3,080,988
Triad Hospitals, Inc. (b)                                44,100        1,640,961
                                                                  --------------
                                                                      30,963,986
                                                                  --------------
PHARMACEUTICALS (3.0%)
Bristol-Myers Squibb Co.                                314,650        8,061,333
IVAX Corp. (b)                                            9,000          142,380
Merck & Co., Inc.                                       169,000        5,431,660
Pfizer, Inc.                                            507,650       13,650,708
Shire Pharmaceuticals Group PLC (a)                      12,400          396,180
Teva Pharmaceutical Industries Ltd. (a)                 165,000        4,926,900
Wyeth                                                   216,000        9,199,440
                                                                  --------------
                                                                      41,808,601
                                                                  --------------
INDUSTRIALS (12.3%)

AEROSPACE & DEFENSE (2.1%)
The Boeing Co.                                          509,475       26,375,521
Bombardier, Inc., Class B                             1,228,850        2,436,914
                                                                  --------------
                                                                      28,812,435
                                                                  --------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                SHARES     MARKET VALUE
AIR FREIGHT & LOGISTICS (0.9%)
FedEx Corp.                                              71,000   $    6,992,790
Ryder System, Inc.                                      123,000        5,875,710
                                                                  --------------
                                                                      12,868,500
                                                                  --------------
AIRLINES (0.4%)
Southwest Airlines Co.                                  310,000        5,046,800
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
Apollo Group, Inc., Class A (b)                         119,800        9,669,058
Cendant Corp.                                           275,825        6,448,788
Monster Worldwide, Inc. (b)                             215,000        7,232,600
                                                                  --------------
                                                                      23,350,446
                                                                  --------------
ELECTRICAL EQUIPMENT (1.1%)
American Power Conversion Corp.                         415,000        8,881,000
Emerson Electric Co.                                     92,000        6,449,200
Hubbell, Inc., Class B                                    3,900          203,970
                                                                  --------------
                                                                      15,534,170
                                                                  --------------
INDUSTRIAL CONGLOMERATES (2.2%)
General Electric Co.                                    421,200       15,373,800
Tyco International Ltd.                                 402,550       14,387,137
                                                                  --------------
                                                                      29,760,937
                                                                  --------------
MACHINERY (1.9%)
Danaher Corp.                                           110,000        6,315,100
Illinois Tool Works, Inc.                                63,000        5,838,840
Navistar International Corp. (b)                        195,825        8,612,384
Pall Corp.                                              180,000        5,211,000
                                                                  --------------
                                                                      25,977,324
                                                                  --------------
ROAD & RAIL (2.0%)
CSX Corp.                                               186,925        7,491,954
Norfolk Southern Corp.                                  175,000        6,333,250
Swift Transportation Co., Inc. (b)                       97,225        2,088,393
Union Pacific Corp.                                     127,600        8,581,100
Werner Enterprises, Inc.                                153,600        3,477,504
                                                                  --------------
                                                                      27,972,201
                                                                  --------------
INFORMATION TECHNOLOGY (22.1%)

COMMUNICATIONS EQUIPMENT (2.5%)
Cisco Systems, Inc. (b)                                 647,100       12,489,030
Nokia Oyj (a)                                           410,000        6,424,700
QUALCOMM, Inc.                                          354,400       15,026,560
                                                                  --------------
                                                                      33,940,290
                                                                  --------------

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                SHARES     MARKET VALUE
COMPUTERS & PERIPHERALS (4.5%)
Adaptec, Inc. (b)                                       475,000   $    3,605,250
Dell, Inc. (b)                                          268,900       11,331,446
EMC Corp. (b)                                           547,500        8,141,325
Hewlett-Packard Co.                                     606,775       12,724,072
Network Appliance, Inc. (b)                             627,200       20,835,584
Sun Microsystems, Inc. (b)                              931,200        5,009,856
                                                                  --------------
                                                                      61,647,533
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.0%)
Agilent Technologies, Inc. (b)                          378,350        9,118,235
Avnet, Inc. (b)                                         255,375        4,658,040
Sanmina-SCI Corp. (b)                                 1,210,175       10,250,182
Symbol Technologies, Inc.                               620,000       10,726,000
Vishay Intertechnology, Inc. (b)                        470,000        7,059,400
                                                                  --------------
                                                                      41,811,857
                                                                  --------------
INTERNET SOFTWARE & SERVICES (1.4%)
Yahoo!, Inc. (b)                                        498,100       18,768,408
                                                                  --------------
IT SERVICES (0.6%)
BearingPoint, Inc. (b)                                  584,205        4,691,166
Electronic Data Systems Corp.                           151,850        3,507,735
                                                                  --------------
                                                                       8,198,901
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.1%)
Analog Devices, Inc.                                    155,000        5,722,600
Applied Materials, Inc. (b)                             628,990       10,755,729
Intel Corp.                                             597,000       13,963,830
Maxim Integrated Products, Inc.                         259,900       11,017,161
Novellus Systems, Inc. (b)                              457,300       12,754,097
Teradyne, Inc. (b)                                       86,900        1,483,383
Texas Instruments, Inc.                                 240,000        5,908,800
Xilinx, Inc.                                            297,900        8,832,735
                                                                  --------------
                                                                      70,438,335
                                                                  --------------
SOFTWARE (5.0%)
Adobe Systems, Inc.                                     135,000        8,469,900
Computer Associates International, Inc.                 372,725       11,576,839
Electronic Arts, Inc. (b)                               171,100       10,553,448
Microsoft Corp.                                         296,800        7,927,528
Oracle Corp. (b)                                        550,000        7,546,000
Symantec Corp. (b)                                      559,600       14,415,296
VERITAS Software Corp. (b)                              264,000        7,537,200
                                                                  --------------
                                                                      68,026,211
                                                                  --------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                SHARES     MARKET VALUE
MATERIALS (2.1%)

CHEMICALS (1.0%)
Bayer AG (a)                                            100,685   $    3,421,277
Dow Chemical Co.                                         38,075        1,885,093
The Mosaic Co. (b)                                      519,925        8,485,176
                                                                  --------------
                                                                      13,791,546
                                                                  --------------
METALS & MINING (0.4%)
Freeport-McMoRan Copper & Gold, Inc., Class B           142,611        5,452,018
                                                                  --------------
PAPER & FOREST PRODUCTS (0.7%)
Abitibi Consolidated, Inc.                              440,650        3,049,298
Domtar, Inc.                                            300,525        3,627,337
International Paper Co.                                  73,090        3,069,780
                                                                  --------------
                                                                       9,746,415
                                                                  --------------
TELECOMMUNICATION SERVICES (0.3%)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
AT&T Corp.                                                5,000           95,300
                                                                  --------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Telephone and Data Systems, Inc.                         63,350        4,874,783
                                                                  --------------
UTILITIES (2.2%)

ELECTRIC UTILITIES (0.7%)
FirstEnergy Corp.                                        40,525        1,601,143
Wisconsin Energy Corp.                                  234,475        7,904,152
                                                                  --------------
                                                                       9,505,295
                                                                  --------------
MULTI-UTILITIES & UNREGULATED POWER (1.5%)
NRG Energy, Inc. (b)                                    158,250        5,704,912
Reliant Energy, Inc. (b)                                868,875       11,860,144
SCANA Corp.                                              67,725        2,668,365
                                                                  --------------
                                                                      20,233,421
                                                                  --------------
TOTAL COMMON STOCKS (COST OF $1,157,318,590)                       1,341,954,110
                                                                  --------------

                                           See Notes to Schedule of Investments.

                                               INTEREST   MATURITY       PAR
CONVERTIBLE BONDS (0.1%)                         RATE       DATE        VALUE        MARKET VALUE
INDUSTRIALS (0.1%)

AIRLINES (0.1%)
Delta Air Lines, Inc.                            8.00%    06/03/23   $ 1,988,000   $      1,316,255
                                                                                   ----------------
TOTAL CONVERTIBLE BONDS (COST OF $1,423,357)                                              1,316,255
                                                                                   ----------------

SHORT-TERM INVESTMENT (2.8%)

REPURCHASE AGREEMENT (2.8%)

Repurchase agreement with State Street Bank & Trust Co.,
dated 12/31/04, due 01/03/05 at 1.50%, collateralized by U.S.
Treasury Bonds with various maturities to 08/15/29, market
value of $39,173,506 (repurchase proceeds $38,394,799)
(Cost of $38,390,000)                                                 38,390,000         38,390,000
                                                                                   ----------------
TOTAL INVESTMENTS (100.7%) (COST OF $1,197,131,947) (d)                               1,381,660,365

OTHER ASSETS & LIABILITIES, NET (-0.7%)                                                  (9,469,690)
                                                                                   ----------------
NET ASSETS (100.0%)                                                                $  1,372,190,675
                                                                                   ================
NET ASSET VALUE PER SHARE (147,565,342 SHARES OUTSTANDING)                         $           9.30
                                                                                   ================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Represents an American Depositary Receipt.
(b) Non-income producing security.
(c) Investments in affiliates during the year ended December 31, 2004:
    Security Name: FleetBoston Financial Corp., the parent company of the investment advisor prior to April 1, 2004:

         Shares as of 12/31/03                200,000
         Shares purchased                          --
         Shares sold                           56,825
         Shares converted                     143,175
         Shares as of 12/31/04                     --
         Net realized gain                $   845,397
         Dividend income earned           $    50,111
         Value at end of period                    --

See Notes to Financial Statements.

(C) Investments in affiliates during the year ended December 31, 2004
    (continued):

     Security Name: Bank of America Corp. (As a result of the acquisition of FleetBoston Financial Corp. effective April 1, 2004, Bank of America Corp. became the parent company of the investment advisor.)

           Shares as of 12/31/03                                            --
           Shares purchased                                            161,800*
           Shares sold                                                 215,698
           Shares acquired through acquisition                          79,505
           Shares acquired through two for one stock split             203,305
           Shares as of 12/31/04                                       228,912
           Net realized gain (loss)                               $  1,917,641
           Dividend income earned                                 $    540,286**
           Value at end of period                                 $ 10,756,575

 *Occurred prior to April 1, 2004.
**Represents activity for the period April 1, 2004 through December 31, 2004.

(d) Cost of investments for federal income tax purposes is $1,206,959,108.

               Gross unrealized appreciation and depreciation of investments at December 31, 2004 is as follows:

                    Gross unrealized appreciation                 $  256,947,213
                    Gross unrealized depreciation                    (82,245,956)
                                                                  --------------
                         Net unrealized appreciation              $  174,701,257
                                                                  --------------

                                              See Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004

ASSETS:
    Unaffiliated investments at market value (identified cost $1,188,121,045)                          $    1,370,903,790
    Affiliated investments at market value (identified cost $9,010,902)                                        10,756,575
    Cash                                                                                                            2,468
    Receivable for investments sold                                                                            13,369,982
    Dividends and interest receivable                                                                           1,365,298
                                                                                                       ------------------
         TOTAL ASSETS                                                                                       1,396,398,113
                                                                                                       ------------------

LIABILITIES:
    Payable for investments purchased                                                                           5,845,850
    Distributions payable to shareholders                                                                      16,998,709
    Investment advisory, administrative and bookkeeping/pricing fees payable                                      983,876
    Accrued expenses                                                                                              362,391
    Other liabilities                                                                                              16,612
                                                                                                       ------------------
         TOTAL LIABILITIES                                                                                     24,207,438
                                                                                                       ------------------
NET ASSETS                                                                                             $    1,372,190,675
                                                                                                       ==================

NET ASSETS REPRESENTED BY:
    Paid-in capital (unlimited number of shares of beneficial interest
     without par value authorized; 147,565,342 shares outstanding)                                     $    1,197,446,118
    Undistributed net investment income                                                                            43,519
    Accumulated net realized loss on investments                                                               (9,827,161)
    Net unrealized appreciation on investments and foreign currency translations                              184,528,199
                                                                                                       ------------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST ($9.30 PER SHARE)                                                               $    1,372,190,675
                                                                                                       ==================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
    Dividends                                                                                          $       13,532,541
    Dividends from affiliates                                                                                     590,397
    Interest                                                                                                      513,390
                                                                                                       ------------------
         TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
           WITHHELD AT SOURCE WHICH AMOUNTED TO $88,267)                                                       14,636,328

EXPENSES:
    Investment advisory fee                                                        $        8,664,829
    Administrative fee                                                                      2,169,348
    Bookkeeping and pricing fees                                                              209,264
    Custodian fee                                                                              75,452
    Transfer agent fees                                                                       169,309
    Shareholder communication expenses                                                        492,096
    Trustees' fees and expense                                                                 97,078
    NYSE fee                                                                                  102,030
    Miscellaneous expenses                                                                    222,094
                                                                                   ------------------
         TOTAL EXPENSES                                                                                        12,201,500
                                                                                                       ------------------
         CUSTODY EARNINGS CREDIT                                                                                     (923)
                                                                                                       ------------------
         NET EXPENSES                                                                                          12,200,577
                                                                                                       ------------------
NET INVESTMENT INCOME                                                                                           2,435,751

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investment transactions:
    Proceeds from sales                                                                   682,321,583
    Cost of investments sold                                                              588,724,365
                                                                                   ------------------
         Net realized gain on investment transactions                                                          93,597,218

Net unrealized appreciation on investments and foreign currency:

    Beginning of year                                                                     121,537,662
    End of year                                                                           184,528,199
                                                                                   ------------------
         Change in unrealized appreciation-net                                                                 62,990,537
                                                                                                       ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $      159,023,506
                                                                                                       ==================

                                              See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------------------
                                                                                          2004                  2003
OPERATIONS:
     Net investment income                                                         $        2,435,751    $        1,019,935
     Net realized gain on investment transactions                                          93,597,218            61,134,908
     Change in unrealized appreciation (depreciation)
     on investments and foreign currency-net                                               62,990,537           279,157,402
                                                                                   ------------------    ------------------
     Net increase in net assets resulting from operations                                 159,023,506           341,312,245
                                                                                   ------------------    ------------------
DISTRIBUTIONS DECLARED FROM:
     Net investment income                                                                         --            (1,019,983)
     Net realized gain on investments                                                     (91,954,330)          (37,070,493)
     Paid-in capital                                                                      (28,587,417)          (57,734,539)
                                                                                   ------------------    ------------------
     Total distributions                                                                 (120,541,747)          (95,825,015)
                                                                                   ------------------    ------------------
CAPITAL TRANSACTIONS:
     Proceeds from rights offering                                                        131,705,875                    --
     Dividend reinvestments                                                                49,083,142            38,881,100
                                                                                   ------------------    ------------------
     Increase in net assets from capital share transactions                               180,789,017            38,881,100
                                                                                   ------------------    ------------------
     Total increase in net assets                                                         219,270,776           284,368,330
NET ASSETS:
     Beginning of year                                                                  1,152,919,899           868,551,569
                                                                                   ------------------    ------------------
     End of year (including undistributed net investment
     income of $43,519 and $0, respectively)                                       $    1,372,190,675    $    1,152,919,899
                                                                                   ==================    ==================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------
                                                   2004           2003           2002           2001
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year            $     9.13     $     7.14     $    10.65     $    13.61
                                                ----------     ----------     ----------     ----------
Income from Investment Operations:
   Net investment income                              0.02           0.01           0.01           0.03
   Net realized and unrealized gain (loss)
      on investments and foreign currency             1.09           2.76          (2.56)         (1.79)
   Provision for Federal Income Tax                     --             --             --             --
                                                ----------     ----------     ----------     ----------
Total from Investment Operations                      1.11           2.77          (2.55)         (1.76)
                                                ----------     ----------     ----------     ----------
Less Distributions from:
   Net investment income                                --          (0.01)         (0.01)         (0.03)
   Realized capital gain                             (0.68)         (0.30)         (0.02)         (1.17)
   Paid-in capital                                   (0.21)         (0.47)         (0.85)            --
                                                ----------     ----------     ----------     ----------
Total Distributions                                  (0.89)         (0.78)         (0.88)         (1.20)
                                                ----------     ----------     ----------     ----------
Change due to rights offering (b)                    (0.05)            --          (0.08)            --
Impact of shares issued in dividend
   reinvestment (c)                                     --             --             --             --
                                                ----------     ----------     ----------     ----------
Total Distributions, Reinvestments
 and Rights Offering                                 (0.94)         (0.78)         (0.96)         (1.20)
                                                ----------     ----------     ----------     ----------
Net asset value at end of year                  $     9.30     $     9.13     $     7.14     $    10.65
                                                ==========     ==========     ==========     ==========
Market price at end of year                     $     9.56     $     9.46     $     6.64     $    11.09
                                                ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
Based on net asset value                              13.0%          40.7%         (25.0)%        (12.7)%
Based on market price                                 12.1%          56.7%         (33.0)%          0.0%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)            $    1,372     $    1,153     $      869     $    1,133
Ratio of expenses to average net assets (e)           1.01%          1.04%          1.05%          1.03%
Ratio of net investment income to
    average net assets (e)                            0.20%          0.11%          0.11%          0.27%
Portfolio turnover rate                                 57%            64%            83%            64%

(a)  Before provision for federal income tax.
(b) Effect of All-Star's rights offerings for shares at a price below net asset value.
(c) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

                                              See Notes to Financial Statements.

                                                                               YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------------------
                                                   2000           1999           1998           1997          1996         1995
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year            $    14.02     $    14.22     $    13.32     $    11.95    $    11.03    $     9.26
                                                ----------     ----------     ----------     ----------    ----------    ----------
Income from Investment Operations:
   Net investment income                              0.05           0.05           0.05           0.05          0.08          0.10
   Net realized and unrealized gain (loss)
      on investments and foreign currency             0.96           1.22           2.35           3.01(a)       2.15(a)       2.71
   Provision for Federal Income Tax                     --             --             --          (0.36)        (0.13)           --
                                                ----------     ----------     ----------     ----------    ----------    ----------
Total from Investment Operations                      1.01           1.27           2.40           2.70          2.10          2.81
                                                ----------     ----------     ----------     ----------    ----------    ----------
Less Distributions from:
   Net investment income                             (0.06)         (0.05)         (0.05)         (0.05)        (0.08)        (0.10)
   Realized capital gain                             (1.36)         (1.34)         (1.35)         (1.28)        (1.10)        (0.94)
   Paid-in capital                                      --             --             --             --            --            --
                                                ----------     ----------     ----------     ----------    ----------    ----------
Total Distributions                                  (1.42)         (1.39)         (1.40)         (1.33)        (1.18)        (1.04)
                                                ----------     ----------     ----------     ----------    ----------    ----------
Change due to rights offering (b)                       --             --          (0.10)            --            --            --
Impact of shares issued in dividend
   reinvestment (c)                                     --          (0.08)            --             --            --            --
                                                ----------     ----------     ----------     ----------    ----------    ----------
Total Distributions, Reinvestments
 and Rights Offering                                 (1.42)         (1.47)         (1.50)         (1.33)        (1.18)        (1.04)
                                                ----------     ----------     ----------     ----------    ----------    ----------
Net asset value at end of year                  $    13.61     $    14.02     $    14.22     $    13.32    $    11.95    $    11.03
                                                ==========     ==========     ==========     ==========    ==========    ==========
Market price at end of year                     $   12.375     $   11.063     $   12.938     $   13.313    $   11.250    $   10.875
                                                ==========     ==========     ==========     ==========    ==========    ==========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
Based on net asset value                               8.8%          10.2%          19.8%          26.6%         21.7%         31.8%
Based on market price                                 25.4%          (4.4)%          9.1%          34.4%         16.2%         41.4%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)            $    1,376     $    1,396     $    1,351     $    1,150    $      988    $      872
Ratio of expenses to average net assets (e)           0.96%          0.97%          1.00%          1.01%         1.03%         1.06%
Ratio of net investment income to
    average net assets (e)                            0.37%          0.37%          0.39%          0.38%         0.73%         0.92%
Portfolio turnover rate                                 83%            90%            76%            99%           70%           54%

(d) Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2004

NOTE 1. ORGANIZATION

Liberty All-Star Equity Fund (the "Fund"), is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, closed-end management investment company.

INVESTMENT GOAL

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

FUND SHARES

The Fund may issue an unlimited number of shares of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

     Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees (the "Board"), based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

     Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

     Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

     The Fund estimates components of distributions from real estate investment trusts (REIT's). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

     Effective July 1, 2004, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from REIT's. The effect of the change for the year ended December 31, 2004 is as follows:

     DECREASE          DECREASE IN        INCREASE IN NET
      IN COST        DIVIDEND INCOME      REALIZED GAINS
     --------        ---------------      ---------------
     $  8,281           $  69,760            $  61,479

FEDERAL INCOME TAX STATUS

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

     For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for REIT adjustments and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

UNDISTRIBUTED NET      ACCUMULATED
INVESTMENT INCOME   NET REALIZED LOSS   PAID-IN CAPITAL
-----------------   -----------------   ---------------
$      (2,392,232)  $       2,392,232   $            --

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

     The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                12/31/04           12/31/03
                                --------           --------
Distributions paid from:
Ordinary income*            $     50,868,815   $     9,756,164
Long-term capital gain            41,085,515        28,334,312
                            ----------------   ---------------
                                  91,954,330        38,090,476
Return of capital                 23,903,756        53,106,588
                            ----------------   ---------------
                            $    115,858,086   $    91,197,064

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED   UNDISTRIBUTED
  ORDINARY        LONG-TERM     NET UNREALIZED
  INCOME*       CAPITAL GAINS    APPRECIATION*
-------------   -------------   --------------
$          --   $          --   $  174,701,257

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

     Capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. As of December 31, 2004, the Fund had no capital loss carryforwards.

     Future realized gains offset by the loss carry-forwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, as described above, such gains may be distributed to shareholders in the year gains are realized. Any gains distributed may be taxable to shareholders as ordinary income.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Liberty Asset Management Company ("LAMCO"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor of the Fund. Prior to April 1, 2004, LAMCO was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, was acquired by BOA. The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

LAMCO receives a monthly investment advisory fee based on the Fund's average weekly net assets at the following annual rates:

       AVERAGE WEEKLY NET ASSETS         ANNUAL FEE RATE
       -------------------------         ---------------
         First $400 million                   0.800%
         Next $400 million                    0.720%
         Next $400 million                    0.648%
         Over $1.2 billion                    0.584%

     For the year ended December 31, 2004, the Fund's effective investment advisory fee rate was 0.72%.

     Under Portfolio Manager Agreements, LAMCO pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by LAMCO and is based on the Fund's average weekly net assets at the following annual rates:

       AVERAGE WEEKLY NET ASSETS         ANNUAL FEE RATE
       -------------------------         ---------------
         First $400 million                   0.400%
         Next $400 million                    0.360%
         Next $400 million                    0.324%
         Over $1.2 billion                    0.292%

ADMINISTRATION FEE

LAMCO provides administrative and other services for a monthly administration fee based on the Fund's average weekly net assets at the following annual rates:

       AVERAGE WEEKLY NET ASSETS         ANNUAL FEE RATE
       -------------------------         ---------------
         First $400 million                   0.200%
         Next $400 million                    0.180%
         Next $400 million                    0.162%
         Over $1.2 billion                    0.146%

     For the year ended December 31, 2004, the Fund's effective administration fee rate was 0.18%.

PRICING AND BOOKKEEPING FEES

Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly owned subsidiary of BOA and an affiliate of LAMCO, is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected from the Fund for these services to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average weekly net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate was 0.017%.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS

With the exception of one officer, all officers of the Fund are employees of LAMCO or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $2,937 to Columbia for such services. This amount is included in "Miscellaneous expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $737,336,418 and $675,567,026, respectively.

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2004, the Fund used Bank of America Securities, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the period were $11,469.

NOTE 7. CAPITAL TRANSACTIONS

During the year ended December 31, 2004 and the year ended December 31, 2003, distributions in the amount of $49,083,142 and $38,881,100, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 5,510,950 and 4,584,918 shares, respectively.

NOTE 8. RIGHTS OFFERING

In a rights offering commencing June 3, 2004, shareholders were issued non-transferable rights entitling them to subscribe for one additional share for every ten shares held, with the right to subscribe for additional shares not subscribed for by others in the primary subscription. The rights offering expired on July 7, 2004. Shareholders exercised rights to purchase 15,841,927 shares at $8.34 per share, which represented 95% of the net asset value on July 8, 2004. Total proceeds of the offering, net of expenses, amounted to $131,705,875. The issuance of shares at a discount to NAV resulted in dilution to the NAV of $0.05 per share.

                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 1999 were audited by another independent registered public accounting firm whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2005

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

Under the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to participate and have all their Fund dividends and distributions automatically reinvested by EquiServe Trust Company, N.A., as agent for participants in the Plan (the "Plan Agent"), in additional shares of the Fund. For further information and enrollment forms, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

     Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

     Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

     Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

     Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

                                                     TAX INFORMATION (UNAUDITED)

All 2004 distributions whether received in cash or shares of the Fund consist of the following:
(1) ordinary dividends
(2) long-term capital gains and
(3) return of capital

The table below details the breakdown of each 2004 distribution for federal income tax purposes.

TAX STATUS OF 2004 DISTRIBUTIONS

                                   ORDINARY DIVIDENDS            LONG-TERM
                 AMOUNT      ------------------------------       CAPITAL          RETURN OF
DATE PAID      PER SHARE       QUALIFIED      NON-QUALIFIED         GAINS           CAPITAL
 *01/02/04   $        0.22       11.89%           32.11%           35.00%            21.00%
  03/22/04   $        0.24       11.89%           32.11%           35.00%            21.00%
  06/28/04   $        0.22       11.89%           32.11%           35.00%            21.00%
  10/04/04   $        0.21       11.89%           32.11%           35.00%            21.00%
**01/03/05   $        0.22          --               --               --                --

*Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on the Form 1099-DIV for 2004.

**Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on the Form 1099-DIV for 2005.

FOR CORPORATE SHAREHOLDERS

25% of the ordinary income distributed by the Fund for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

TRUSTEES AND OFFICERS

The names of the Trustees and officers of the Liberty All-Star Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

                                                                                                     NUMBER OF
                                     POSITION         TERM OF                                     PORTFOLIOS IN
                                   WITH LIBERTY      OFFICE AND                                    FUND COMPLEX         OTHER
NAME (AGE)                           ALL-STAR        LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN       DIRECTORSHIPS
AND ADDRESS                         EQUITY FUND       SERVICE         DURING PAST FIVE YEARS        BY TRUSTEE           HELD
DISINTERESTED TRUSTEES

John A. Benning (70)                  Trustee        Trustee      Retired since December, 1999;         2       TT International USA
c/o Liberty Asset                                   Since 2002;   Senior Vice President, General                (investment company)
Management Company                                 Term expires   Counsel and Secretary, Liberty
One Financial Center                                   2006       Financial Companies Inc.
Boston, MA 02111                                                  (July, 1985 to December,
                                                                  1999); Vice President,
                                                                  Secretary and Director,
                                                                  Liberty Asset Management
                                                                  Company (August, 1985 to
                                                                  December, 1999).

James E. Grinnell (75)                Trustee      Trustee Since  Private investor since                2       None
c/o Liberty Asset                                   1986; Term    November 1988; President and
Management Company                                 Expires 2005   Chief Executive Officer,
One Financial Center                                              Distribution Management
Boston, MA 02111                                                  Systems, Inc. (1983 to May
                                                                  1986); Senior Vice President,
                                                                  Operations, The Rockport
                                                                  Company (importer and
                                                                  distributor of shoes) (May
                                                                  1986 to November 1988).

Richard W. Lowry (68)                Chairman      Trustee Since  Private Investor since 1987          106      None
c/o Liberty Asset                      and          1986; Term    (formerly Chairman and Chief
Management Company                   Trustee       Expires 2007   Executive Officer, U.S.
One Financial Center                                              Plywood Corporation (building
Boston, MA 02111                                                  products manufacturer).

John J. Neuhauser (61)                 Trustee     Trustee Since  Academic Vice President and          106      Saucony, Inc.
c/o Liberty Asset                                    1986; Term   Dean of Faculties since August                (athletic footwear)
Management Company                                  Expires 2007  1999, Boston College (formerly
One Financial Center                                              Dean, Boston College School of
Boston, MA 02111                                                  Management from September 1977
                                                                  to September 1999).

INTERESTED TRUSTEE

William E. Mayer* (64)                 Trustee     Trustee Since  Managing Partner, Park Avenue        106      Lee Enterprises
c/o Liberty Asset                                    1998; Term   Equity Partners (private                      (print media); WR
Management Company                                 Expires 2006   equity) since February 1999                   Hambrecht + Co
One Financial Center                                              (formerly Founding Partner,                   (financial service
Boston, MA 02111                                                  Development Capital, LLC from                 provider)
                                                                  November 1996 to February
                                                                  1999).

*A TRUSTEE WHO IS AN "INTERESTED PERSON" (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT")) OF LIBERTY ALL-STAR EQUITY FUND OR LAMCO.
MR. MAYER IS AN INTERESTED PERSON BY REASON OF HIS AFFILIATION WITH WR HAMBRECHT + C0.

                                     POSITION        YEAR FIRST
                                   WITH LIBERTY      ELECTED OR
                                     ALL-STAR        APPOINTED
    NAME (AGE) AND ADDRESS         EQUITY FUND       TO OFFICE    PRINCIPAL OCCUPATIONS(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
OFFICERS

William R. Parmentier, Jr. (52)    President and        1998      President (since June 1998) and Chief
Liberty Asset Management Company  Chief Executive                 Investment Officer (since April 1995), Senior
One Financial Center                   Officer                    Vice President (May 1995 to June 1998),
Boston, MA 02111                                                  Liberty Asset Management.

Mark T. Haley, CFA (40)           Vice President        1999      Vice President-Investments (since January
Liberty Asset Management Company                                  1999), Director of Investment Analysis
One Financial Center                                              (December 1996 to December 1998), Investment
Boston, MA 02111                                                  Analyst (January 1994 to November 1996),
                                                                  Liberty Asset Management.

Fred H. Wofford (49)              Vice President        2003      Director of Funds Operations (since March
Liberty Asset Management Company                                  2003), Liberty Asset Management (formerly
One Financial Center                                              Director of Investment Compliance, Deutsche
Boston, MA 02111                                                  Asset Management from February 1999 to March
                                                                  2003; Manager of Fund Administration,
                                                                  BankBoston 1784 Funds from November 1995 to
                                                                  February 1999).

J. Kevin Connaughton (40)            Treasurer          2000      Treasurer of the Columbia Funds since October
One Financial Center                                              2003 and of the Liberty All-Star Funds since
Boston, MA 02111                                                  December 2000 (formerly Chief Accounting
                                                                  Officer and Controller of the Columbia Funds
                                                                  and of the Liberty All-Star Funds from
                                                                  February 1998 to October 2000); Vice President
                                                                  of Columbia Management Advisors, Inc. since
                                                                  April 2003; Treasurer of the Galaxy Funds
                                                                  since September 2002; (formerly Treasurer of
                                                                  the Columbia Management Multi-Strategy Hedge
                                                                  Fund, LLC from December 2002 to December 2004;
                                                                  formerly Vice President of Colonial Management
                                                                  Associates, Inc. from February 1998 to October
                                                                  2000).

Mary Joan Hoene (55)                    Chief           2004      Senior Vice President and Chief Compliance
40 West 57th Street                  Compliance                   Officer of the Columbia Funds, the Galaxy
New York, NY 10019                     Officer                    Fund, Nations Funds and of the Liberty
                                                                  All-Star Funds since August 2004 and the BACAP
                                                                  Registered Hedge Funds since October 2004
                                                                  (formerly Partner, Carter, Ledyard & Milburn
                                                                  LLP from January 2001 to August 2004; Counsel,
                                                                  Carter, Ledyard & Milburn LLP from November
                                                                  1999 to December 2000; Vice President and
                                                                  Counsel, Equitable Life Assurance Society of
                                                                  the United States from April 1998 to November
                                                                  1999).

                                     POSITION        YEAR FIRST
                                   WITH LIBERTY      ELECTED OR
                                     ALL-STAR        APPOINTED
    NAME (AGE) AND ADDRESS         EQUITY FUND       TO OFFICE    PRINCIPAL OCCUPATIONS(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)

Michael G. Clarke (35)                  Chief           2004      Chief Accounting Officer of the Columbia Funds
One Financial Center                 Accounting                   and of the Liberty All-Star Funds since
Boston, MA 02111                       Officer                    October 2004 (formerly Controller of the
                                                                  Columbia Funds and of the Liberty All-Star
                                                                  Funds from May 2004 to October 2004; Assistant
                                                                  Treasurer from June, 2002 to May 2004; Vice
                                                                  President, Product Strategy & Development of
                                                                  the Liberty Funds Group from February 2001 to
                                                                  June 2002; Assistant Treasurer of the Liberty
                                                                  Funds and of the Liberty All-Star Funds from
                                                                  August 1999 to February 2001; Audit Manager,
                                                                  Deloitte & Touche LLP from May 1997 to August
                                                                  1999).

Jeffrey R. Coleman (35)              Controller         2004      Controller of the Columbia Funds and of the
One Financial Center                                              Liberty All-Star Funds since October 2004
Boston, MA 02111                                                  (formerly Vice President of CDC IXIS Asset
                                                                  Management Services, Inc. and Deputy Treasurer
                                                                  of the CDC Nvest Funds and Loomis Sayles Funds
                                                                  from February 2003 to September 2004;
                                                                  Assistant Vice President of CDC IXIS Asset
                                                                  Management Services, Inc. and Assistant
                                                                  Treasurer of the CDC Nvest Funds from August
                                                                  2000 to February 2003; Tax Manager of PFPC
                                                                  Inc. from November 1996 to August 2000).

David A. Rozenson (50)               Secretary          2003      Secretary of the Liberty All-Star Funds since
One Financial Center                                              December 2003; Associate General Counsel of
Boston, MA 02111                                                  Bank of America Corporation since April 2004;
                                                                  Senior Counsel of FleetBoston Financial
                                                                  Corporation from 1996 to April 2004; Associate
                                                                  General Counsel of Columbia Management Group
                                                                  from November 2002 to April 2004.

[ALL STAR(R) EQUITY FUND LOGO]

FUND MANAGER
Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Kirkpatrick and Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

TRUSTEES
John A. Benning*
James E. Grinnell*
Richard W. Lowry*, Chairman
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
William R. Parmentier, Jr.,
 President and Chief Executive Officer
Mark T. Haley, CFA, Vice President
Fred H. Wofford, Vice President
J. Kevin Connaughton, Treasurer
Mary Joan Hoene, Chief Compliance Officer
Michael G. Clarke, Chief Accounting Officer
Jeffrey R. Coleman, Controller
David A. Rozenson, Secretary
*Member of the audit committee.

A description of the fund's proxy voting policies and procedures is available
(i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


[USA LISTED NYSE LOGO]

[ALL STAR(R) EQUITY FUND LOGO]

Liberty Asset Management Company,
Fund Manager
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com


[USA LISTED NYSE LOGO]

[A MEMBER OF THE]
[CLOSED-END FUND ASSOCIATION, INC. LOGO] www.closed-endfunds.com

[IMAGE OF THE NEW YORK STOCK EXCHANGE]
[FACADE USED WITH PERMISSION OF NYSE]

ITEM 2. CODE OF ETHICS.

   (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

   (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Audit Committee is composed of four of the registrant's independent directors who are not affiliated with the registrant's investment adviser. The Board has determined that each of the audit committee members is "financially literate" and that at least one member has "accounting or related financial management expertise" as used in the New York Stock Exchange definitions of the terms.

       Under the Sarbanes-Oxley Act, if the Board of Directors has not determined that a "financial expert," a new term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board of Directors has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a "financial expert" as a member of the committee.

1. The financial statements of and accounting principles applying to registered investment companies such as the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the "1940 Act") and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for registered investment companies.

2. During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3. The current members of the audit committee have many years of aggregate experience serving on this audit committee and in the Board's judgment, through this experience and experience with other public corporation's financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant's financial statements, tax laws applying to the registrant, the registrant's internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4. The audit committee has the capability of employing a consultant who satisfies the technical definition of a "financial expert" and will do so from time to time if circumstances warrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                            2004               2003
                                            $38,700            $33,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. In fiscal year 2004, Audit Fees include a proxy review and issuance of a consent letter in connection with a rights offering.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                            2004               2003
                                            $4,000             $4,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                            2004               2003
                                            $2,600             $2,600

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are as follows:

                                            2004               2003
                                            $0                 $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
     - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

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     -    The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
     - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.  REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     -    A general description of the services, and
     -    Actual billed and projected fees, and

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     -    The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2004 and December 31, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2004 and December 31, 2003, there were no Audit-Related Fees, Tax Fees or All Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). John A. Benning, James E. Grinnell, Richard W. Lowry and John J. Neuhauser are each independent trustees and collectively constitute the entire Audit Committee.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated to Liberty Asset Management Company (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee includes a representative from Liberty Asset Management Company and representatives from the Advisor's equity investments and equity research functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on an annual basis, the Advisor's proxy voting policies to ensure consistency with internal policies and regulatory agency policies and to develop additional voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the six month period ended December 31, 2004, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 ("Exchange Act"), of shares or other units of any class of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  Liberty All-Star Equity Fund
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By (Signature and Title)      /S/ William R. Parmentier, Jr.
                        --------------------------------------------------------
                              William R. Parmentier, Jr., President


Date                          March 4, 2005
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)      /S/ William R. Parmentier, Jr.
                        --------------------------------------------------------
                              William R. Parmentier, Jr., President


Date                          March 4, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)      /S/ J. Kevin Connaughton
                        --------------------------------------------------------
                              J. Kevin Connaughton, Treasurer


Date                          March 4,  2005
    ----------------------------------------------------------------------------